EXECUTION COPY

         CONSULTING AGREEMENT, dated as of April 3, 2006 (the "AGREEMENT"), between Midnight Holdings Group, Inc., a Delaware corporation (the "CORPORATION"), and Russell Bailey (the "CONSULTANT").
         --------------------------------------------------------------

         The Corporation wishes to engage Consultant, and Consultant wishes to be engaged by the Corporation, pursuant to the terms set forth in this Agreement.

         The parties desire to set forth the terms upon which the Consultant will be engaged by the Corporation.

         1.       WORKING RELATIONSHIP.

                  (a) SERVICES. The Corporation hereby engages the Consultant to perform, and the Consultant shall perform for the Corporation, services as are described in EXHIBIT A (attached hereto and incorporated herein) (the "SERVICES"). The Consultant shall perform all of the Services in a professional and diligent manner, in accordance with all applicable laws, and in accordance with all policies and standards of the Corporation. The Consultant will devote twenty (20) hours per week to the performance of the Services during the term of this Agreement. In connection with the performance of the Services, the Consultant will report to and follow the direction of the Corporation's President and Chief Executive Officer (the "CEO"). Upon prior written approval of the CEO, the Consultant may devote additional hours to the performance of the Services during the term of this Agreement.

                  (b) INDEPENDENT CONTRACTOR. Notwithstanding any term or provision in this Agreement to the contrary, the Consultant is an independent contractor with respect to the performance of the Services, and not an employee or agent of the Corporation, and neither the Corporation nor the Consultant shall be liable for or bound by, contractually or otherwise, any representation, act or omission of the other party in connection with the performance of the Services. The Consultant agrees not to take any action which leads, or could reasonably be expected to lead, a third party to believe that the Consultant has the power or authority to bind or otherwise obligate the Corporation in connection with the performance of the Services, except with the prior written consent of the Corporation, which may be withheld in its sole discretion.

         2.       COMPENSATION; TERMS OF COMPENSATION.

                  (a) In consideration of the Consultant's performance of his duties and obligations under this Agreement (including, without limitation, the Services) the Corporation will:

                        (i) pay the Consultant at a rate of US$6,666 per pay period for Services performed during the term of this Agreement, which represents a rate of US$159,984 per calendar year. Payments of consulting fees shall be made at the end of each of the

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Corporation's pay periods during which the Consultant performed the Services. It being understood that the Corporation has 24 pay periods during a calendar year. Consulting fees for any partial period shall be prorated;

                        (ii) pay the Consultant at a rate of US$125 per hour for any Services performed during any given week above the requisite twenty (20) hours per week during the term of this Agreement. The Consultant will invoice the Corporation for the consulting fees in this Section 2(a)(ii), in a form reasonably satisfactory to the Corporation, and the Corporation agrees to pay such invoices on a monthly basis after receipt thereof. Consulting fees for any partial period shall be prorated;

                        (iii) reimburse the Consultant for his reasonable travel and other expenses incurred in connection with the performance of the Services, as are evidenced by receipt or other appropriate written evidence of such expenditures as required by the Corporation); PROVIDED, HOWEVER, that the Consultant shall obtain the written consent of the Corporation prior to incurring any aggregate expenses in any calendar month in excess of US$3,000, in connection with the performance of the Services; and,

                        (iv) grant the Consultant a warrant to purchase 150,000 shares of common stock, par value $0.00005 per share of the Corporation, exercisable from July 1, 2006 to July 1, 2010 at an exercise price of $1.00 per share with a "cashless" exercise provision.

                  (b) The Consultant shall be responsible for keeping accurate records of all work performed and such records shall be subject to review and final approval by the Corporation in its sole discretion for purposes of determining compliance with the provisions in clauses (i) through (iii) of
Section 2(a).

         3. TERMINATION OF AGREEMENT. The term of this Agreement shall commence on the date hereof and shall terminate upon thirty (30) days written notice to the other party. In the event of termination, the Consultant shall be entitled to payment for Services performed prior to the effective date of termination.

         4.       COVENANTS.

                  (a) For purposes of this Section 4, the following terms shall have the following definitions.

                        (i) "BUSINESS" means any business or activity in which the Corporation or any of its subsidiaries or affiliates is engaged, or is actively preparing to engage, during the term of this Agreement, including, without limitation, the operation and service of retail automobile aftermarket products and auto concierge service centers.

                        (ii) "COMPETITIVE ACTIVITIES" means the following activities or businesses (i) developing, producing, marketing, selling or distributing products or services which compete with the Business, operations or activities of the Corporation or any of its subsidiaries or affiliates, (ii) soliciting or endeavoring to cause any Person who or which is or was a customer,

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supplier, service provider or vendor of the Corporation or its affiliates at any time during the term of this Agreement, to terminate or adversely alter the volume or nature of their business relationship with the Corporation or any of its subsidiaries or affiliates (including, without limitation, to use any products or services which compete with the Business if offered by anyone other than the Corporation or its affiliates), and (iii) causing or assisting any Person in any way to do, or attempt to do, any of the foregoing in clauses (i) or (ii) above, directly or indirectly.

                        (iii) "CONFIDENTIAL INFORMATION" means any information of a confidential or proprietary nature pertaining to the Business, operations or activities of the Corporation or of any of its subsidiaries or affiliates, or of any other Person with which the Consultant has been involved as a direct or indirect result of the Consultant's performance of consulting or other services (including, without limitation, as a director, manager, employee, officer, employee, advisor, agent, consultant or other independent contractor) for, the Corporation, or any of its subsidiaries or affiliates, including, without limitation, any (i) plans, strategies (including, economic and market data and research selection and analysis strategies), tactics, policies, resolutions, inventions, patents, trademarks, copyrights, trade secrets, know how, patent or trademark applications and other intellectual property or other proprietary information of the Corporation, (ii) information regarding litigation or negotiations, (iii) any marketing information, sales or product plans, prospects and market research data, (iv) financial information, cost and performance data and any debt arrangements, equity ownership or securities transaction information, (v) technical information, technical drawings and designs, (vi) personnel information, personnel lists, resumes, personnel data, organizational structure, compensation and performance evaluations, (vii) customer, vendor or supplier information, (viii) information regarding the existence or terms of any agreement or relationship between the Corporation or any of its subsidiaries or affiliates and any other party, and (ix) any other information of whatever nature, including, without limitation, information which gives to the Corporation or any of its subsidiaries or affiliates an opportunity to obtain an advantage over its competitors who or which do not have access to such information; PROVIDED, HOWEVER, that Confidential Information shall not include
(A) information which is or becomes (through no improper action by the Consultant) generally available to the public, or (B) information that was in the possession of the Consultant or known by such Consultant without restriction prior to receipt from the Corporation.

                        (iv) "INVENTIONS" means any and all inventions, discoveries and improvements made, conceived, created, developed or contributed to by the Consultant during the term of this Agreement which are (i) directly or indirectly related to the Business, operations or activities of the Corporation or any of its subsidiaries or affiliates, (ii) directly or indirectly related to the Consultant's engagement by, or performance of other services (including as a director, manager, officer, advisor, agent, representative, consultant or other independent contractor) for, the Corporation or any of its subsidiaries or affiliates, or (iii) based upon Confidential Information.

                        (v)     "PERSON"  means  an   individual,   partnership,
corporation, limited liability company, limited liability partnership, trust, joint venture, joint stock company or unincorporated organization.

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                        (vi)    "REMAINING RIGHTS" means all of the Consultant's
rights, titles and interests in and to the following intellectual property as of the date of this Agreement: any and all inventions, discoveries, improvements,
sales  approaches,   sales  material,   training  material,  computer  software,
documentation, and other copyrightable works or any other intellectual property (including, but not limited to, materials or services subject to trademark or service mark registration), made, conceived, created, developed or contributed to by the Consultant during the term of this Agreement which are (i) directly or indirectly related to the business, operations or activities of the Corporation or any of its subsidiaries or affiliates, (ii) directly or indirectly related to the Consultant's engagement by, or performance of other services (including as a director, manager, officer, advisor, agent, representative, consultant or other independent contractor) for, the Corporation or any of its subsidiaries or affiliates, or (iii) based upon confidential or proprietary information which is or was owned by the Corporation or any of its subsidiaries or affiliates at the time that such intellectual property was made, conceived, created, developed or contributed to by the Consultant.

                        (vii) "WORK FOR HIRE" means any and all sales approaches, sales material, training material, computer software, documentation, other copyrightable works or any other intellectual property (including, but not limited to, materials or services subject to trademark or service mark registration, but excluding Inventions) made, conceived, created, developed or contributed to by the Consultant during the term of this Agreement and which are
(i) directly or indirectly related to the Business, operations or activities of the Corporation or any of its subsidiaries or affiliates, (ii) directly or indirectly related to the Consultant's engagement by, or performance of other services (including as a manager, officer, advisor, agent, representative, consultant or other independent contractor) for, the Corporation or any of its subsidiaries or affiliates, or (iii) based upon Confidential Information.

                  (b)   In   consideration   for,   and  as  a   condition   to,
Consultant's engagement and the compensation referred to in this Agreement:

                        (i) The Consultant shall not directly or indirectly participate or engage in, or assist, any Competitive Activities in the United States of America prior to the six-month anniversary of the end of the term of this Agreement. Each of the Consultant and the Corporation recognize that the territorial, time and scope limitations set forth in this Section 4(b)(i) are reasonable and are properly required for the protection of the Corporation's legitimate interest in client relationships, goodwill and trade secrets of the Corporation's business. In the event that any such territorial time or scope limitation is deemed to be unreasonable by a court of competent jurisdiction, the Consultant and the Corporation agree, and the Consultant submits, to the reduction of any or all of said territorial, time or scope limitations to such an area, period or scope as said court shall deem reasonable under the circumstances. If partial enforcement is not possible, the provision shall be deemed severed, and the remaining provisions of this Agreement shall remain in full force and effect. It shall not be a breach of this Section 4(b)(i) as a result of the ownership by the Consultant of less than an aggregate of five percent of any class of stock of a Person engaged in Competitive Activities, provided that such stock is listed on a national securities exchange or is quoted on the National Market System of the Nasdaq Stock Market.

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                        (ii)    Prior to the Two-year  anniversary of the end of
the term of this Agreement, the Consultant shall not directly or indirectly solicit, recruit, hire or engage any (i) Persons employed or retained as consultants or other independent contractors by the Corporation or any of its subsidiaries or affiliates, (ii) strategic partners of the Corporation or any of its subsidiaries or affiliates, (iii) customers, clients, vendors or suppliers of the Corporation or any of its subsidiaries or affiliates, with whom the Consultant has had contact with during the term of this Agreement, or (iv) other Persons with whom or which the Corporation or any of its subsidiaries or affiliates maintains a commercial relationship, or encourage any such Persons described in clauses (i), (ii), (iii) or (iv) above to terminate or adversely alter their relationship with the Corporation or any of its subsidiaries or affiliates (including, without limitation, soliciting or endeavoring to cause any such Person to use any products or services offered or provided by a Person other than the Corporation or its subsidiaries or affiliates which compete with the Business, products or services of the Corporation or any of its subsidiaries or affiliates).

                  (c) The Consultant agrees that he shall not use or disclose (except to the extent necessary during the term of this Agreement in connection with the necessary and proper performance of the Consultant's duties on behalf of the Corporation and in good faith, or as required by law or governmental authority) any Confidential Information until such information ceases to be Confidential Information. Upon the end of the term of this Agreement, or upon the earlier request of the Corporation, the Consultant, and his legal or personal representatives will promptly return to the Corporation any and all information, documents or other materials relating to or containing Confidential Information which are, and any and all other property of the Corporation which is, in the Consultant's possession, care or control, regardless of whether such materials were created or prepared by the Consultant and regardless of the form of, or medium containing, such information, documents or other materials.

                  (d) (i) The Consultant shall promptly disclose to the Corporation any and all Inventions. The Consultant shall promptly communicate to the Corporation all information, details and data pertaining to any Inventions in such form as the Corporation requests. The Consultant agrees that Inventions are the property of the Corporation, and any and all rights, titles or interests in and to Inventions which the Consultant may have in any and every jurisdiction are hereby assigned by the Consultant to the Corporation in full. Whenever the Consultant is requested to do so by the Corporation, during or after the term of this Agreement, the Consultant shall use his best efforts to execute and deliver, at the Corporation's sole cost and expense, any and all applications, assignments or other documents or instruments deemed reasonably necessary or advisable by the Corporation to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect, confirm or establish the Corporation's full and exclusive interests in any Inventions. The obligations set forth in this Section 4(d) shall be binding upon the successors, assigns, executors, administrators and other legal representatives of the Consultant.

                        (ii) Any and all Works for Hire shall be considered "works made for hire" under the copyright laws of the United States or property of the Corporation under applicable federal, state, local and foreign trademark laws (as appropriate). The Consultant shall promptly communicate to the Corporation any and all Works for Hire, and any and all information, details and data pertaining to any Works for Hire, in such form as the Corporation requests. To the extent that Works for Hire fail to qualify as (A) "works made for hire" under the

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copyright laws of the United States or any other jurisdiction or (B) property of the Corporation under applicable federal, state, local or foreign trademark laws, the Consultant hereby assigns each Work for Hire and all right, title and interest therein in any and every jurisdiction to the Corporation. Whenever the Consultant is requested to do so by the Corporation, during or after the term of this Agreement, the Consultant shall use his best efforts to execute and deliver, at the Corporation's sole cost and expense, any and all applications, assignments or other documents or instruments deemed reasonably necessary or advisable by the Corporation to apply for and confirm and effectuate full and exclusive ownership of Works for Hire in the Corporation, including, but not limited to, ownership of any moral rights under the copyright law of any nation, or any other rights under the intellectual property laws of any nation. The obligations set forth in this Section 4(d)(ii) shall be binding upon the successors, assigns, executors, administrators and other legal representatives of the Consultant.

                        (iii) The Consultant shall bear the burden of proof that any invention, discovery, improvement or other intellectual property (including, without limitation, Inventions and Works for Hire) made, conceived, created, developed or contributed to by the Consultant was first made, conceived, created, developed or contributed to before or after the term of this Agreement. The Consultant shall bear the burden of proof that any invention, discovery, improvement or other intellectual property (including, without limitation, Inventions and Works for Hire) made, conceived, created, developed or contributed to by the Consultant during the term of this Agreement is unrelated to any of the Business, operations or activities of the Corporation or any of its subsidiaries or affiliates, to the Consultant's engagement by, or performance of other services (including, without limitation, as a director, manager, employee, officer, advisor, agent, representative, consultant or other independent contractor) for, the Corporation or any of its subsidiaries or affiliates, and was not based upon Confidential Information.

                  (e) The Consultant hereby transfers, assigns, conveys, grants and sets over to the Corporation and its successors and assigns forever, and the Corporation hereby accepts, assumes and acquires from the Consultant for itself and its successors and assigns forever, all of the Consultant's right, title and interest in and to the Remaining Rights in any and every jurisdiction. The Consultant hereby covenants and agrees that, at any time and from time to time after the date hereof, at the request of the Corporation or its successors or assigns, he will use his best efforts to (i) promptly and duly execute and deliver, or cause to be executed and delivered to the Corporation, all such further documents and instruments, and (ii) promptly take all such other and further action, as may be reasonably requested by the Corporation to more effectively transfer, assign, convey, grant, set over, vest, protect, confirm and establish full and exclusive right, title and interest in and to all of the Remaining Rights in and to the Corporation and its successors and assigns forever in any and every jurisdiction, including, without limitation, any and all applications, assignments or other documents or instruments deemed necessary or advisable by the Corporation to apply for and obtain Letters Patent of the United States or any foreign jurisdiction. The obligations set forth in this
Section 4(e) shall be binding upon the successors, assigns, executors, administrators and other legal representatives of the Consultant. The Consultant hereby represents and warrants to the Corporation that the Consultant has not transferred any right, title or interest in or to the Remaining Rights to any other Person as of the date of the execution of this Agreement and, as of the date of the execution of this Agreement, has not entered into any agreement to do so.

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                  (f)   The Consultant  acknowledges and admits that a breach of
any of the covenants contained in this Section 4 will cause the Corporation irreparable harm. The Consultant further acknowledges and admits that the damages resulting from such a breach will be difficult or impossible to ascertain, and will be of the sort that cannot be compensated by money or other damages. The Corporation shall be entitled to seek specific performance or other injunctive relief to compel compliance with such terms and provisions, without requirement of posting a bond. The Consultant therefore waives (and is estopped from asserting in a court of law or equity) any argument that the breach, or threatened breach, of any of the covenants contained in this Section 4 does not constitute irreparable harm for which an adequate remedy at law is unavailable. Nothing contained in this Section 4 or elsewhere in this Agreement shall be construed as prohibiting the Corporation from pursuing any other remedies available at law or in equity for a breach, or threatened breach, by the Consultant of any of the covenants contained in this Section 4.

                  (g)   If a court  declares  that any term or provision of this
Section 4 is invalid or unenforceable, the parties to this Agreement agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

         5. NON-DISPARAGEMENT. The Consultant agrees that during and at all times following the term of this Agreement the Consultant shall not (i) disparage the Corporation, its subsidiaries or affiliates or their respective products, services, directors, officers or employees and (ii) directly or indirectly make or cause to be made any oral or written statement which, or is reasonably likely to be detrimental in any material respect to the Business, operations, activities or reputation of the Corporation or any of its
subsidiaries  or  affiliates  or  their  respective   directors,   officers,  or
employees.

         6.       CONSULTANT  REPRESENTATIONS  AND  WARRANTIES.  The  Consultant
hereby represents, warrants and acknowledges to, and agrees with, the Corporation as follows: (a) the Consultant has the requisite legal capacity, power and authority to execute, deliver and perform this Agreement and there are no agreements or understandings that would make unlawful the Consultant's execution or delivery of this Agreement or the performance of the Consultant's duties and obligations hereunder, (b) the execution and delivery of this Agreement and the performance of the Consultant's duties and obligations under this Agreement, will not conflict with, or breach or cause a default under, or give any party a right to damages under, or terminate, or require the giving of notice under, any other agreement to which the Consultant is a party or by which he or his assets are bound, (c) in connection with the Consultant's performance of this Agreement, the Consultant will not violate any non-solicitation or non-disclosure covenant by which he is bound, or use or disclose or infringe upon any confidential or proprietary information or intellectual property obtained from, derived from, or developed for, any third party, (d) the Consultant has had full opportunity to seek advice and representation by independent counsel of his own choosing in connection with the review, interpretation, negotiation, execution and delivery of this Agreement.

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         7.       ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the matters contemplated hereby and supersedes all prior agreements or understandings among the parties with respect to such matters.

         8. DESCRIPTIVE HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

         9. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing and sufficient if delivered personally or sent by telecopy (with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         If to the Consultant:      Russell W. H. Bailey
                                    7566 Fieldwood Circle
                                    Mattawan, MI 49071
                                    Facsimile: (269) 372-9477

         If to the Corporation:     Midnight Holdings Group, Inc.
                                    3872 Rochester Road
                                    Troy, MI  48083
                                    Attention: Chief Executive Officer
                                    Facsimile: (585) 783-1367

         With a copy to:            Reitler Brown & Rosenblatt LLC
                                    800 Third Avenue, 21st Floor
                                    New York, New York 10022
                                    Attention: Robert S. Brown
                                    Facsimile: (212) 371-5500

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section or on the fifth business day following the date on which such communication is posted, whichever occurs first.

         10.      SURVIVAL.  The  representations,   warranties,  covenants  and
agreements contained in Sections 4, 5, 6, 7, 9, 10, 12, 13, 14, 15, 16, 17 and 18 shall survive the termination of this Agreement.

         11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

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         12.      BENEFITS OF AGREEMENT.  This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party, including creditors of the parties hereto.

         13. AMENDMENTS AND WAIVERS. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         14. ASSIGNMENT. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any party hereto without the prior written consent of the other party. Any instrument purporting to make an assignment in violation of this Section 14 shall be void. All covenants, agreements and undertakings in this Agreement made by and on behalf of any party hereto shall bind and inure to the benefit of the successors and permitted assigns of such party.

         15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

         16. CONSENT TO JURISDICTION. EACH OF THE CORPORATION AND THE CONSULTANT HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT OF NEW YORK SITTING IN NEW YORK CITY AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE LITIGATED EXCLUSIVELY IN SUCH COURTS. EACH OF THE CORPORATION AND THE CONSULTANT AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED HERETO EXCEPT IN SUCH COURT. EACH OF THE CORPORATION AND THE CONSULTANT IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         17. WAIVER OF JURY TRIAL. EACH OF THE CORPORATION AND THE CONSULTANT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT HE OR IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE CORPORATION AND THE CONSULTANT HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 17.

         18. TAXES. The Consultant shall be responsible for the filing of any and all documents and for the payment of any and all taxes to any federal, state and local government, however denominated, associated with compensation to be made to the Consultant hereunder.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.



                            Midnight Holdings Group, Inc.

                            By: /s/ Nicholas A. Cocco
                                ---------------------
                                    Name:  Nicholas A. Cocco
                                    Title: Chief Executive Officer and President



                                /s/ Russell W. H. Bailey
                                ------------------------
                                    Russell W. H. Bailey

                                   SCHEDULE A

Duties and Responsibilities:

               i. Identify and repair any current operations holes,  develop and implement solutions and actions.

              ii. Stabilize  and  increase  the top line  revenue,  set targets, goals and action plans for each Service Facility to return to consolidated Gross Revenue of $18.9K per day.

             iii. Review  internal   candidates,   select,   train  and  provide
                  leadership  to newly  appointed  Regional  Operations  Leaders
                  (ROL)

              iv. Divide Service Center  operations  into two Regions and assign responsibility to two respective ROL's and establish clear goals and objectives.

               v. Develop a incentive  compensation  program for the position of
                  ROL

              vi. Review the current Collision Revision Partner Store Operations and make a recommendation to Nicholas Cocco relative to any current facilities that will not support the ANA model.

             vii. Stabilize the Collision Revision partnership and implement the contracts.

            viii. Support finance in inventory reconciliation.

              ix. Bring  the  company  operations  to  a  level  that  would  be conducive to the hiring of a Director of Sales. Stabilized, operating efficiently and on a measurable track for gross revenue sales growth.

               x. Interview  Director of Sales  candidates  and meet a consensus with other members of the executive team on the selection of a candidate.

              xi. Indoctrinate,  train  and lead new hire to ensure  success  as
                  Director of Sales.

             xii. Evaluate  Director  of  Sales  performance  with  the  goal of assuming the position of COO.

            xiii. Assist in the facility  expansion  of the company  through new store openings and or acquisitions.

             xiv. Move help desk function from vendor to in house support.

              xv. Develop  an  overall  Service  Center   employee   recognition
                  program.

             xvi. Develop  a  business   relationship  with  NAPA  and/or  other
                  national parts/vendor relationships xvii. Perform additional duties and responsibilities as may be delegated by the CEO from time to time